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                                                         Agreement No.


	                  OPTION AGREEMENT UNDER
	         1994 ONE-TIME GRANT STOCK OPTION PLAN FOR
	                  NON-EMPLOYEE DIRECTORS
	                   OF AST RESEARCH, INC.


	THIS OPTION AGREEMENT, made this 1st day of July, 1994, between
AST RESEARCH, INC., a Delaware corporation (hereinafter referred to as
the "Company"), and                     , a non-employee director of the
Company (hereinafter referred to as the "Optionee"), is made with reference to the following fact:
	The Company desires, by affording the Optionee an opportunity to purchase shares of Common Stock, $.01 par value, of the Company ("Common Stock"), as hereinafter provided, to carry out the purpose of the 1994 One-Time Grant Stock Option Plan for Non-Employee Directors (the
"Plan").
	NOW, THEREFORE, IN CONSIDERATION of the mutual covenants
hereinafter set forth, and for good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:
	1.	Grant of Option.  The Company hereby grants to the Optionee
the right and option to purchase all or any part of an aggregate of
50,000 shares of Common Stock (the "Option") on the terms and conditions herein set forth. The number of shares subject to the Option shall be subject to adjustment as provided in Paragraph 8 hereof.
	2.	Term of Option; Vesting.  The term of the Option shall
commence on the date hereof and all rights to purchase shares under the
Option shall cease at 11:59 p.m. on the day before the tenth (10th) anniversary of the date hereof, subject to earlier termination as provided herein.  Except as may otherwise be provided in this Agreement, the Option shall be exercisable as set forth in Section 8(f) of the
Plan, a copy of which is attached hereto and incorporated herein:
	3.	Purchase Price.  The Purchase Price shall be $
per share (the "Exercise Price") times the number of whole shares of
Common Stock with respect to which the Option is exercised.  The
Exercise Price shall be subject to adjustment as provided in Paragraph 8 hereof.
	4.	Medium and Time of Payment.  The Purchase Price shall be
paid in full at the time of the Option's exercise (i) in cash or by certified check or by bank draft; (ii) subject to any legal restrictions and obligations regarding the purchase of shares for promissory notes or evidences of indebtedness and the consent of Company, by delivery of Optionee's promissory note in a form satisfactory to the Company and (at the election of the Company) secured by a Pledge Agreement of the shares so purchased or other security; or (iii) by the surrender of shares of
Common Stock in good form for transfer, owned by the person exercising the Option and having an aggregate Fair Market Value (as determined in accordance with Section 2(j) of the Plan) on the date of exercise equal to the Purchase Price of such shares; or (iv) any combination of (i),
(ii) and (iii) above. No share of Common Stock shall be issued upon the exercise of the Option until full payment therefor has been made in the manner set forth above.  The holder of the Option shall not have any of the rights of a shareholder with respect to the shares covered by the
Option until the date of the issuance of a stock certificate for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Paragraph 8 hereof.
	5.	Nontransferability.  As more specifically set forth in
Section 8(h) of the Plan, during the lifetime of the Optionee, the
Option shall be exercisable only by the Optionee and shall not be assignable or transferable.
	6.	Termination of Status as Director.  As more specifically set forth in Section 8(g) of the Plan, and notwithstanding events giving rise to the repurchase right set forth in Section 10 of the Plan, in the event that the Optionee shall cease to be a director of the Company for any reason, including death or Disability (as defined in Section 2(g) of the Plan), the Optionee or his heirs and personal representatives, as the case may be, shall have the right to exercise the Option at any time within ninety (90) days after such termination (but in no event later than the date of expiration of the term of the Option as set forth in Paragraph 2 above), to the extent that, at the date of such termination, the Optionee's right to exercise the Option had vested pursuant to the terms set forth in Paragraph 2 above and had not previously been exercised.  The Optionee's right to exercise the then unvested portion of the Option shall terminate as of the date of termination of the
Optionee's status as a director.
	7.	Changes in Capital Structure.  In the event that the Company proposes to effect the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more entities, corporate or otherwise, as a result of which the Company is not the surviving entity, or upon a merger or other reorganization as a result of which the outstanding shares of Common Stock of the Company are changed into or exchanged for shares of the capital stock or securities of another corporation or for cash or other property, or upon the sale of substantially all of the property of the Company to another entity, corporate or otherwise, then the Company shall cause written notice to be given to the Optionee of the proposed transaction not less than thirty (30) days prior to the anticipated effective date thereof, and this Option, if not already exercisable, shall thereupon become immediately exercisable and the Optionee shall have the right to exercise this Option at any time prior to the effective date of the termination of the Plan or the proposed transaction.
	8.	Adjustments.  In the event that the outstanding shares of
Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of the events listed in
Section 9 of the Plan, or other change in the capital structure of the Company, then the number and class of shares subject to this Option, and the Exercise Price (but not the Purchase Price), shall all be proportionately adjusted as set forth in Section 9 of the Plan.
Adjustments under this paragraph shall be made by the Board of Directors of the Company whose determination with respect thereto shall be final and conclusive.  No fractional share shall be issued under this Option or upon any such adjustment.
	9.	Permissive Resale of the Option to the Company.  In the
event of a change of control of the Company, as more specifically set forth in Section 10 of the Plan, the Optionee shall have the right to require the Company to repurchase (the "Repurchase") the then outstanding Options evidenced hereby (other than Options which are unvested on the date set for the Repurchase) on the terms set forth in
Section 10 of the Plan.
	10.	Method of Exercising Option.  Subject to the terms and
conditions of this Option Agreement, this Option may be exercised by written notice to the Company, at its principal office in the State of California, which presently is located at 16215 Alton Parkway, Irvine, California 92718. Such notice shall state the election to exercise the
Option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment in cash, certified check, bank draft, promissory note(s) of the Optionee payable to the
Company in a form satisfactory to the Company or certificates for shares of the Common Stock of the Company equal to, in the aggregate, the
Purchase Price of such shares.  If all or part of the exercise price is in the form of a promissory note the Optionee shall also deliver, at the election of the Company, a Pledge Agreement, in a form satisfactory to the Company. The Company shall deliver a certificate or certificates representing the shares subject to such exercise as soon as practicable after the notice shall be received; unless however, in the event payment is made by promissory note(s), the Company shall retain, pursuant to a
Pledge Agreement, the number of shares with an aggregate exercise price equal to the principal amount of any promissory note(s) delivered to the Company in payment for such shares as security for the indebtedness of the Optionee under such promissory note(s).  The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option except for those shares to be retained by the Company as security for payment of any promissory note(s).  In the event the Option shall be exercised by any person or persons other than the Optionee in accordance with the terms hereof, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.
All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.  The holder of this Option shall not be entitled to the privileges of share ownership as to any shares of Common Stock not actually issued and delivered to him.
	11.	Obligation of Optionee.  In consideration of the grant of
the Option, Optionee agrees to remain a director of and to render to the Company his services for the remainder of the term for which he was elected.
	12.	Representations of Optionee  The Optionee hereby certifies
that all shares of Common Stock of the Company purchased or to be purchased by him pursuant to the exercise of this Option are being or are to be acquired by him for investment and not with a view to the distribution thereof except as may be permitted under the Securities Act of 1933 and the rules and regulations thereunder.  The Optionee agrees that he shall, upon reasonable request by the Company in connection with any exercise of the Option, execute and deliver an investment letter in such form as may be deemed appropriate by the Company.
	13.	General.  The Company shall at all times during the term of
the Option reserve and keep available such number of shares of Common
Stock as will be sufficient to satisfy the requirements of this Option Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations, which, in the opinion of counsel for the Company, shall be applicable thereto. In the event the Company determines that it is required to withhold state or federal income tax or FICA tax as a result of the exercise of any Option, it may require the Optionee to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements as a condition to the exercise of the Option.
	14.	No Agreement to Retain a Director.  Nothing in this
Agreement shall be construed to constitute or to be evidence of any agreement, understanding or obligation, express or implied, on the part of the Company to retain the Optionee a director of the Company for any period.
	15.	General Provisions.  Notwithstanding any other provisions of this Agreement, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock upon the exercise of this Option prior to fulfillment of all of the following conditions:
		(a)	The listing or approval for listing upon notice of
issuance, of such shares on any securities exchange as may at the time be the market for the Company's Common Stock;
		(b)	Any registration or other qualification of such shares
under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board of Directors of the Company shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and
		(c)	The obtaining of any other consent, approval or permit
from any state or federal governmental agency which the Board of
Directors of the Company shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.
	16.	Receipt of Plan Acknowledged.  The undersigned Optionee
hereby acknowledges receipt of a copy of the Plan and that such Optionee has read and understands the terms and provisions thereof.

	IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officers thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                     AST RESEARCH, INC.



                     By:_____________________
                        Its:_________________
				The "Company"



                     ________________________
                                "Optionee"